Page 1 of 5 Third Quarter 2014 Questions and Answers Exhibit 99.2

Page 2 of 5 Forward-Looking Statements This document contains forward-looking statements with respect to market conditions, operating costs, shipments and prices. Factors that could affect market conditions, costs, shipments and prices for both North American and European operations include: (a) foreign currency fluctuations and related activities; (b) global product demand, prices and mix; (c) global and company steel production levels; (d) plant operating performance; (e) natural gas, electricity, raw materials and transportation prices, usage and availability; (f) international trade developments, including court decisions, legislation and agency decisions on petitions and sunset reviews; (g) the impact of fixed prices in energy and raw materials contracts (many of which have terms of one year or longer) as compared to short-term contract and spot prices of steel products; (h) changes in environmental, tax, pension and other laws; (i) the terms of collective bargaining agreements; (j) employee strikes or other labor issues; and (k) U.S. and global economic performance and political developments. Domestic steel shipments and prices could be affected by import levels and actions taken by the U.S. Government and its agencies, including those related to CO2 emissions, climate change and shale gas development. Economic conditions and political factors in Europe that may affect U. S. Steel Europe's results include, but are not limited to: (l) taxation; (m) nationalization; (n) inflation; (o) fiscal instability; (p) political issues; (q) regulatory actions; and (r) quotas, tariffs, and other protectionist measures. In accordance with “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, cautionary statements identifying important factors, but not necessarily all factors, that could cause actual results to differ materially from those set forth in the forward- looking statements have been included in U. S. Steel’s Annual Report on Form 10-K for the year ended December 31, 2013, and in subsequent filings for U. S. Steel.

Page 3 of 5 1. Is the Carnegie Way just a cost cutting initiative? No - the Carnegie Way transformation is not just a cost cutting initiative. The Carnegie Way transformation is a purposeful and deliberate focus on delivering customer solutions that reward our stockholders through superior performance with the best talent available. While there has been and will be sustainable cost improvements through process efficiency and investments in reliability centered maintenance, the focus of the Carnegie Way is not just cost cutting. The Carnegie Way focuses on our strengths and where we can create the most value for our stockholders and best serve our customers. If we find we cannot implement changes to our current operating and business practices that create value for our customers which then delivers value to our stockholders, we will exit those underperforming areas of our business. We believe opportunities are greatest where we make money for our stockholders and our customers. When we deliver value for them, we can afford great jobs and benefits for our employees and the communities where we do business. 2. What are the sustainable benefits to U. S. Steel from the Carnegie Way transformation and how much additional upside remains? We are still in the early stages of a multi-year transformation and continue to implement new projects on an ongoing basis. As of the end of the third quarter of 2014 we have implemented projects that will have a favorable impact on operating income in 2014 of $495 million compared with 2013. 3. U. S. Steel has mentioned that there is increased focus on earning economic profit. What is the definition of economic profit? The term profit typically refers to any positive income for a business enterprise. Economic profit is a higher threshold that refers to income in excess of an enterprise’s weighted average cost of capital, which includes the cost of equity in addition to the cost of debt. Economic profit is true value creation as it provides stockholder returns above and beyond the weighted average cost of capital. 4. Why did U. S. Steel file for protection under the Companies’ Creditors Arrangement Act (CCAA) in Canada? U. S. Steel did not file for protection under CCAA, our wholly owned subsidiary U. S. Steel Canada, Inc. (USSC) filed for protection under CCAA after the independent board of USSC decided that USSC could no longer be a viable entity without a CCAA restructuring. After many years of losses and over $4 billion of cash invested in the Canadian operations, and unsuccessful attempts to reach a negotiated solution with certain stakeholders, the need for CCAA protection to allow USSC to restructure became necessary.

Page 4 of 5 5. What plant closures has U. S. Steel announced in the last 12 months? Is U. S. Steel likely to announce additional plant closures and restructuring? In the last 12 months, we have announced the indefinite idling of tubular facilities in McKeesport, PA and Bellville, TX. Also, our Canadian subsidiary U. S. Steel Canada, Inc. has entered into a court supervised restructuring process under CCAA, and continues to operate as potential restructuring options are considered. As we continue through our Carnegie Way transformation we will evaluate all of our businesses and operations. If we determine that a business or operation is not capable of generating an economic profit, then we will seek to exit that business or operation. 6. What is the impact of the recent Oil Country Tubular Goods (OCTG) ruling on U. S. Steel strategic and financial position? We have seen market prices for OCTG increase since this ruling was issued in August and these higher prices are beginning to be reflected in our Tubular segment results. At this time, we have not seen a significant change in import volumes, so our expected financial benefits are the result of only improved pricing in the North American OCTG market. From a strategic perspective, we have a large presence in the North American OCTG market and believe we are well positioned to compete against both our domestic competitors and fairly traded imports. The enforcement of U.S. trade law is critical to creating a business environment that supports the continuing investment in improving our product capabilities, particularly in the development of proprietary semi-premium and premium connections. 7. How is U. S. Steel responding to the threat from aluminum in the auto industry? We are focused on providing value-added solutions for our automotive customers. The continuing development of advanced high strength steels (AHSS), particularly those grades commonly referred to as Generation 1 Plus and Generation 3 AHSS, will enable us to continue to provide our automotive customers with a steel intensive total vehicle solution that will enable them to meet the increasing CAFÉ and safety standards for future vehicles at a very attractive and competitive value proposition compared with potential alternative materials. 8. What investments in R&D is U. S. Steel planning to make going forward? We are increasing our R&D spending and capabilities associated with various innovation and technology initiatives as we move to get closer to our customers and design steel solutions that create value for them. While this focus spans our entire product offerings, in the near term the areas of primary focus are in the automotive and tubular markets.

Page 5 of 5 9. What is the status of the Electric Arc Furnace (EAF) project at Fairfield? We are in the process of acquiring all necessary environmental permits with the intent of meeting our previously disclosed target of starting EAF operations in 2017. 10. U. S. Steel's stock has been very volatile. Why is this so and what is U. S. Steel doing to reduce cyclicality? The global steel industry is a cyclical industry and steel selling prices tend to fluctuate fairly quickly. Our current cost structure is more fixed and stable than many of our competitors. Additionally, our operating configuration has significant leverage to steel selling price changes to both the upside and the downside resulting in significant earnings volatility on a quarter to quarter basis. The volatility of our earnings is also affected by the consistency and reliability of our operations. The objective of our Carnegie Way transformation is to create a lower and more flexible cost structure and more flexible and reliable operations. While we cannot control or reduce the cyclicality of the global steel industry, we can create a lower cost and more flexible business model that will produce stronger and more consistent earnings across industry cycles.